UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.19

SEMI-ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Unconstrained Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB UNCONSTRAINED BOND FUND | 1

SEMI-ANNUAL REPORT

June 10, 2019

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund for the semi-annual reporting period ended April 30, 2019.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB UNCONSTRAINED BOND FUND

Class A Shares	-0.31%	-1.04%

Class B Shares[1]	-0.80%	-1.91%

Class C Shares	-0.81%	-1.81%

Advisor Class Shares[2]	-0.30%	-0.90%

Class R Shares[2]	-0.52%	-1.36%

Class K Shares[2]	-0.36%	-1.03%

Class I Shares[2]	-0.26%	-0.84%

Class Z Shares[2]	-0.28%	-0.85%

Primary Benchmark: ICE BofA ML 3-Month US T-Bill Index	1.18%	2.18%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	5.05%	5.39%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended April 30, 2019.

During the six-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country allocation (a result of bottom-up security analysis combined with fundamental research) and yield-curve positioning detracted, relative to the benchmark, primarily due to positioning in the US and eurozone. Sector and security selection contributed, helped most by holdings in equities and high-yield corporates.

2 | AB UNCONSTRAINED BOND FUND	abfunds.com

Positions within sovereign bonds in both emerging and developed markets took back some of these gains. Currency investments contributed, mainly in the Indonesian rupiah and Turkish lira.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark, before sales charges. Country allocation and yield-curve positioning detracted, largely within the US and eurozone, although the Fund’s holdings in Canada were positive. Sector and security selection contributed, helped most by selection in high-yield corporates and equities. Holdings in sovereign bonds offset some of these gains. Currency investments did not have a significant impact on returns, as gains from positioning in the Mexican peso and British pound were offset by losses from long positions in the Argentine peso and Brazilian real, which both lagged in the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. The Fund also utilized currency forwards and currency options, both written and purchased, to hedge foreign currency exposure and to take active currency risk. Purchased and written equity options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to, relative value, put spreads and call spreads. Credit default swaps, both single name and index, were used to manage and hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps and variance swaps were used to take active risk and as hedging tools against other active equity-like risks in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended April 30, 2019. Worries over a global trade war, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a dovish pivot from the US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Global high yield and investment-grade securities performed in line, outpacing the positive returns of developed-market treasuries. Emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed.

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot in 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Although the European Central Bank (“ECB”) formally ended its bond-buying program, the bank also turned more dovish in 2019, pointing to a continent-wide slowdown in economic growth. ECB officials announced a new series of targeted longer-term refinancing operations and pushed out any rate hikes until at least 2020. Central

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banks in Canada and Australia grew more dovish as well, ruling out interest-rate hikes for the remainder of the year, while the Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to generate attractive total returns while preserving capital by investing across a broad range of global fixed-income sectors. The Team’s approach is an alternative to traditional “core” fixed income that is unconstrained in its investable universe, flexible to allow for dynamic asset allocation, but well-defined in its structure.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon the Adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short

(continued on next page)

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position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards or swaps, including those on fixed-income and equity securities and foreign currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 3-Month US T-Bill Index and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the

abfunds.com	AB UNCONSTRAINED BOND FUND | 7

DISCLOSURES AND RISKS (continued)

value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.43%

1 Year	-1.04%	-5.23%

5 Years	1.29%	0.41%

10 Years	4.06%	3.61%

CLASS B SHARES			1.78%

1 Year	-1.91%	-5.78%

5 Years	0.52%	0.52%

10 Years[2]	3.50%	3.50%

CLASS C SHARES			1.80%

1 Year	-1.81%	-2.78%

5 Years	0.52%	0.52%

10 Years	3.32%	3.32%

ADVISOR CLASS SHARES[3]			2.80%

1 Year	-0.90%	-0.90%

5 Years	1.52%	1.52%

10 Years	4.33%	4.33%

CLASS R SHARES[3]			2.09%

1 Year	-1.36%	-1.36%

5 Years	1.02%	1.02%

10 Years	3.83%	3.83%

CLASS K SHARES[3]			2.39%

1 Year	-1.03%	-1.03%

5 Years	1.29%	1.29%

10 Years	4.11%	4.11%

CLASS I SHARES[3]			2.84%

1 Year	-0.84%	-0.84%

5 Years	1.53%	1.53%

10 Years	4.36%	4.36%

CLASS Z SHARES[3]			2.85%

1 Year	-0.85%	-0.85%

Since Inception[4]	1.84%	1.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.85%, 1.83%, 0.83%, 1.52%, 1.21%, 0.77% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of interest expense) to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2	Assumes conversion of Class B shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 11/4/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.92%

5 Years	0.15%

10 Years	3.89%

CLASS B SHARES

1 Year	-6.33%

5 Years	0.26%

10 Years[1]	3.76%

CLASS C SHARES

1 Year	-3.45%

5 Years	0.28%

10 Years	3.60%

ADVISOR CLASS SHARES[2]

1 Year	-1.47%

5 Years	1.30%

10 Years	4.63%

CLASS R SHARES[2]

1 Year	-2.04%

5 Years	0.78%

10 Years	4.12%

CLASS K SHARES[2]

1 Year	-1.72%

5 Years	1.02%

10 Years	4.37%

CLASS I SHARES[2]

1 Year	-1.42%

5 Years	1.31%

10 Years	4.65%

CLASS Z SHARES[2]

1 Year	-1.55%

Since Inception[3]	1.54%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 11/4/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.90	$4.46	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$992.00	$8.15	1.65%
Hypothetical**	$1,000	$1,016.61	$8.25	1.65%
Class C
Actual	$1,000	$991.90	$8.15	1.65%
Hypothetical**	$1,000	$1,016.61	$8.25	1.65%
Advisor Class
Actual	$1,000	$997.00	$3.22	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%
Class R
Actual	$1,000	$994.80	$5.69	1.15%
Hypothetical**	$1,000	$1,019.09	$5.76	1.15%
Class K
Actual	$1,000	$996.40	$4.45	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class I
Actual	$1,000	$997.40	$3.22	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%
Class Z
Actual	$1,000	$997.20	$3.22	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $215.5

1

All data are as of April 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Common Stocks, Emerging Markets–Treasuries, Local Governments–US Municipal Bonds, Options Purchased–Puts and Warrants.

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PORTFOLIO SUMMARY (continued)

April 30, 2019 (unaudited)

1

All data are as of April 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries or regions: Argentina, Brazil, Chile, Costa Rica, Denmark, Dominican Republic, Ecuador, Euro Zone, Gabon, Hungary, Ireland, Italy, Ivory Coast, Jamaica, Kuwait, Macau, Netherlands, Norway, Qatar, Senegal, Spain, Sweden, Turkey, Uruguay and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 24.2%
Belgium – 2.1%
Kingdom of Belgium Government Bond Series 87 0.90%, 6/22/29(a)	EUR	3,835	$4,492,513

France – 0.3%
French Republic Government Bond OAT 0.75%, 5/25/28(a)		576	674,918

Indonesia – 1.3%
Indonesia Treasury Bond Series FR77 8.125%, 5/15/24	IDR	37,005,000	2,681,240

Malaysia – 1.2%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	986	243,816
Series 0217 4.059%, 9/30/24		990	243,361
Series 0218 3.757%, 4/20/23		1,794	436,372
Series 0313 3.48%, 3/15/23		7,125	1,714,377

			2,637,926

United States – 19.2%
U.S. Treasury Notes 1.625%, 5/15/26(b)	U.S.$	12,185	11,571,942
2.875%, 10/31/20(b)		29,625	29,865,703

			41,437,645

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,615	210,304

Total Governments – Treasuries (cost $52,634,103)			52,134,546

CORPORATES – NON-INVESTMENT GRADE – 22.6%
Industrial – 17.7%
Basic – 1.6%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	29	28,977
CF Industries, Inc. 5.15%, 3/15/34		241	233,094
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		27	27,442

16 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eldorado Gold Corp. 6.125%, 12/15/20(a)	U.S.$	64	$63,680
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		16	15,003
7.875%, 7/15/26(a)		72	67,575
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		129	130,407
5.125%, 3/15/23-5/15/24(a)		200	203,147
Foresight Energy LLC/Foresight Energy Finance Corp. 11.50%, 4/01/23(a)		11	8,477
Freeport-McMoRan, Inc. 3.55%, 3/01/22		329	326,211
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		177	173,031
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		289	306,469
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(a)	EUR	100	116,817
7.00%, 4/15/25(a)	U.S.$	49	50,763
Kronos International, Inc. 3.75%, 9/15/25(a)	EUR	129	142,387
Lecta SA 6.50%, 8/01/23(a)		104	104,656
Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	487	539,841
8.875%, 10/15/20(c)(d)(e)(f)		487	– 0	–
Novelis Corp. 6.25%, 8/15/24(a)		50	52,139
OCI NV 5.00%, 4/15/23(a)	EUR	100	118,437
Peabody Energy Corp. 6.00%, 3/31/22(a)	U.S.$	133	135,009
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		176	178,731
7.00%, 7/15/24(a)		66	68,209
Sealed Air Corp. 6.875%, 7/15/33(a)		159	173,092
United States Steel Corp. 6.25%, 3/15/26		65	58,282
6.875%, 8/15/25		65	61,187
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		56	57,949

			3,441,012

abfunds.com	AB UNCONSTRAINED BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)	EUR	280	$330,857
Bombardier, Inc. 5.75%, 3/15/22(a)	U.S.$	283	286,891
6.00%, 10/15/22(a)		44	44,084
6.125%, 1/15/23(a)		11	11,037
7.50%, 3/15/25(a)		28	28,098
7.875%, 4/15/27(a)		60	60,426
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	175	201,457
5.50%, 4/15/24(a)	U.S.$	34	33,743
7.25%, 4/15/25(a)		35	34,104
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		60	58,690
Colfax Corp. 6.00%, 2/15/24(a)		23	23,898
6.375%, 2/15/26(a)		23	24,380
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		20	20,056
GFL Environmental, Inc. 5.375%, 3/01/23(a)		219	212,950
Griffon Corp. 5.25%, 3/01/22		139	138,700
JELD-WEN, Inc. 4.625%, 12/15/25(a)		13	12,440
4.875%, 12/15/27(a)		17	16,235
Mueller Water Products, Inc. 5.50%, 6/15/26(a)		36	36,676
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		62	62,026
SPX FLOW, Inc. 5.875%, 8/15/26(a)		105	107,833
Tervita Escrow Corp. 7.625%, 12/01/21(a)		171	172,893
TransDigm, Inc. 6.00%, 7/15/22		169	171,228
6.25%, 3/15/26(a)		368	383,239
6.375%, 6/15/26		47	47,078
6.50%, 5/15/25		58	58,403
Triumph Group, Inc. 7.75%, 8/15/25		191	191,000

			2,768,422

18 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.3%
Altice Financing SA 6.625%, 2/15/23(a)	U.S.$	220	$225,890
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		218	218,892
5.00%, 2/01/28(a)		285	284,661
5.125%, 2/15/23		244	248,162
5.75%, 2/15/26(a)		24	25,079
5.875%, 4/01/24-5/01/27(a)		226	235,730
CSC Holdings LLC 5.375%, 7/15/23-2/01/28(a)		498	508,686
5.50%, 5/15/26(a)		237	243,681
10.875%, 10/15/25(a)		173	198,905
DISH DBS Corp. 5.875%, 7/15/22		520	507,980
6.75%, 6/01/21		173	178,674
iHeartCommunications, Inc. 9.00%, 12/15/19(c)(d)(g)		251	186,037
Liberty Interactive LLC 8.25%, 2/01/30		11	11,388
Meredith Corp. 6.875%, 2/01/26		151	157,199
Netflix, Inc. 4.375%, 11/15/26		7	6,929
5.875%, 11/15/28		115	121,304
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		128	125,819
6.875%, 2/15/23(a)		32	32,088
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		145	146,519
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		185	185,278
4.625%, 5/15/23(a)		48	48,395
5.375%, 4/15/25(a)		131	134,603
6.00%, 7/15/24(a)		85	87,921
TEGNA, Inc. 6.375%, 10/15/23		182	187,926
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	100	134,610
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)		166	218,964
Ziggo Bond Co. BV 5.875%, 1/15/25(a)	U.S.$	220	220,135

			4,881,455

abfunds.com	AB UNCONSTRAINED BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.0%
Altice France SA/France 7.375%, 5/01/26(a)	U.S.$	250	$254,151
C&W Senior Financing DAC 6.875%, 9/15/27(a)		200	200,611
CB T-Mobile USA, Inc. 4.50%, 2/01/26(c)(d)(e)(h)		290	– 0	–
6.00%, 4/15/24(c)(d)(e)(h)		128	– 0	–
6.375%, 3/01/25(c)(d)(e)(h)		153	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		55	57,430
Series T 5.80%, 3/15/22		361	371,444
Series Y 7.50%, 4/01/24		99	106,365
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		118	108,934
Consolidated Communications, Inc. 6.50%, 10/01/22		11	10,433
Embarq Corp. 7.995%, 6/01/36		179	176,438
Frontier Communications Corp. 7.125%, 1/15/23		175	109,152
7.625%, 4/15/24		265	146,308
8.75%, 4/15/22		134	93,268
GTT Communications, Inc. 7.875%, 12/31/24(a)		16	15,084
Intelsat Jackson Holdings SA 5.50%, 8/01/23		239	215,333
8.50%, 10/15/24(a)		135	132,871
9.50%, 9/30/22(a)		239	276,743
Level 3 Financing, Inc. 5.375%, 8/15/22		195	195,835
Level 3 Parent LLC 5.75%, 12/01/22		63	63,597
Sprint Capital Corp. 6.875%, 11/15/28		74	70,799
8.75%, 3/15/32		159	166,710
Sprint Communications, Inc. 6.00%, 11/15/22		133	133,804
7.00%, 3/01/20(a)		143	146,927
Sprint Corp. 7.625%, 3/01/26		103	103,022
7.875%, 9/15/23		252	262,538

20 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 4.50%, 2/01/26	U.S.$	290	$291,763
6.00%, 4/15/24		128	133,708
6.375%, 3/01/25		153	159,119
Telecom Italia Capital SA 7.20%, 7/18/36		260	266,315
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		141	143,820

			4,412,522

Consumer Cyclical - Automotive – 0.6%
Allison Transmission, Inc. 5.875%, 6/01/29(a)		62	63,892
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		96	96,516
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		126	133,792
Exide Technologies 7.00%, 4/30/25(c)(e)(i)(j)(k)		279	111,787
11.00%, 4/30/22(c)(i)(l)		122	96,472
Meritor, Inc. 6.25%, 2/15/24		94	96,839
Navistar International Corp. 6.625%, 11/01/25(a)		132	134,890
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		35	36,578
8.50%, 5/15/27(a)		190	196,302
Tenneco, Inc. 5.00%, 7/15/26		150	122,291
Tesla, Inc. 5.30%, 8/15/25(a)		93	79,500
Titan International, Inc. 6.50%, 11/30/23		118	115,138
Truck Hero, Inc. 8.50%, 4/21/24(a)		79	79,592

			1,363,589

Consumer Cyclical - Entertainment – 0.1%
Constellation Merger Sub, Inc. 8.50%, 9/15/25(a)		10	9,451
Mattel, Inc. 6.75%, 12/31/25(a)		85	85,128
NCL Corp., Ltd. 4.75%, 12/15/21(a)		7	7,083
VOC Escrow Ltd. 5.00%, 2/15/28(a)		93	92,616

			194,278

abfunds.com	AB UNCONSTRAINED BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 8/01/25(a)(c)	U.S.$	38	$35,567
Beazer Homes USA, Inc. 8.75%, 3/15/22		198	206,981
Eldorado Resorts, Inc. 6.00%, 4/01/25		100	103,405
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		256	255,357
Hilton Domestic Operating Co., Inc. 5.125%, 5/01/26(a)		100	102,444
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		13	12,012
10.00%, 7/15/22(a)		154	135,514
KB Home 7.00%, 12/15/21		95	102,031
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(a)		93	97,688
Mattamy Group Corp. 6.50%, 10/01/25(a)		89	90,889
MGM Resorts International 5.50%, 4/15/27		197	203,056
NCI Building Systems, Inc. 8.00%, 4/15/26(a)		84	78,333
PulteGroup, Inc. 5.00%, 1/15/27		129	131,271
6.00%, 2/15/35		9	8,927
7.875%, 6/15/32		148	172,482
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, 8/15/21(a)		5	5,070
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		414	413,927
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		66	69,183
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		95	96,651
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		100	101,967
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		270	272,933

			2,695,688

22 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
Golden Nugget, Inc. 8.75%, 10/01/25(a)	U.S.$	25	$26,129
IRB Holding Corp. 6.75%, 2/15/26(a)		192	190,569

			216,698

Consumer Cyclical - Retailers – 0.4%
Asbury Automotive Group, Inc. 6.00%, 12/15/24		167	173,143
FirstCash, Inc. 5.375%, 6/01/24(a)		16	16,361
Group 1 Automotive, Inc. 5.00%, 6/01/22		89	90,116
L Brands, Inc. 6.95%, 3/01/33		97	82,207
Penske Automotive Group, Inc. 3.75%, 8/15/20		65	65,214
PetSmart, Inc. 7.125%, 3/15/23(a)		67	59,523
Staples, Inc. 7.50%, 4/15/26(a)		210	210,201
10.75%, 4/15/27(a)		70	71,079
William Carter Co. (The) 5.625%, 3/15/27(a)		66	68,250

			836,094

Consumer Non-Cyclical – 2.1%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		71	71,713
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		160	147,184
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 6.625%, 6/15/24		204	210,206
Aveta, Inc. 10.50%, 3/01/21(c)(d)(e)(h)		1,062	– 0	–
Avon Products, Inc. 6.60%, 3/15/20		30	30,587
Bausch Health Americas, Inc. 8.50%, 1/31/27(a)		408	445,106
Bausch Health Cos., Inc. 6.125%, 4/15/25(a)		181	183,079
9.00%, 12/15/25(a)		23	25,472
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 4/15/25(a)		13	11,842
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		77	76,233

abfunds.com	AB UNCONSTRAINED BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 3/31/23	U.S.$	281	$273,583
8.125%, 6/30/24(a)		139	103,568
DaVita, Inc. 5.125%, 7/15/24		220	220,067
Diamond BC BV 5.625%, 8/15/25(a)	EUR	100	107,592
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(k)	U.S.$	149	150,275
Envision Healthcare Corp. 8.75%, 10/15/26(a)		28	26,394
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		70	70,010
Fresh Market, Inc. (The) 9.75%, 5/01/23(a)		13	9,975
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		243	230,085
HCA, Inc. 7.58%, 9/15/25		65	73,128
Immucor, Inc. 11.125%, 2/15/22(a)		30	30,600
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		119	121,737
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/23(a)		8	7,151
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		42	31,438
New Albertsons LP 7.45%, 8/01/29		92	86,092
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		189	184,888
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		159	169,303
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		177	185,219
Spectrum Brands, Inc.
5.75%, 7/15/25		138	141,457
6.625%, 11/15/22		13	13,311
Tenet Healthcare Corp. 4.50%, 4/01/21		178	180,419
6.25%, 2/01/27(a)		305	317,915
6.75%, 6/15/23		227	231,540
8.125%, 4/01/22		41	43,783

24 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vizient, Inc. 6.25%, 5/15/27(a)	U.S.$	16	$16,543
10.375%, 3/01/24(a)		148	159,628
West Street Merger Sub, Inc. 6.375%, 9/01/25(a)		108	104,752

			4,491,875

Energy – 3.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		103	38,768
American Midstream Partners LP/American Midstream Finance Corp. 9.50%, 12/15/21(a)		10	9,631
Berry Petroleum Co. LLC 7.00%, 2/15/26(a)		144	141,530
Bruin E&P Partners LLC 8.875%, 8/01/23(a)		150	142,327
California Resources Corp. 5.50%, 9/15/21		45	34,693
8.00%, 12/15/22(a)		3	2,284
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		178	173,198
8.25%, 7/15/25		19	19,349
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		107	115,443
Cheniere Energy Partners LP 5.25%, 10/01/25		4	4,090
Chesapeake Energy Corp. 4.875%, 4/15/22		25	24,679
5.75%, 3/15/23		4	3,966
7.00%, 10/01/24		247	244,499
8.00%, 1/15/25-6/15/27		189	187,353
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		166	154,613
Denbury Resources, Inc. 7.50%, 2/15/24(a)		87	80,382
9.00%, 5/15/21(a)		77	78,345
9.25%, 3/31/22(a)		96	97,479
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		154	99,536
5.70%, 10/15/39		91	64,117
Ensco Rowan PLC 4.50%, 10/01/24		53	42,373
5.20%, 3/15/25		168	135,706
7.75%, 2/01/26		9	7,808

abfunds.com	AB UNCONSTRAINED BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22	U.S.$	127	$28,199
8.00%, 2/15/25(a)		114	39,909
9.375%, 5/01/24(a)		96	34,787
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		103	101,978
6.00%, 5/15/23		35	35,437
6.25%, 5/15/26		69	68,305
6.50%, 10/01/25		8	8,037
6.75%, 8/01/22		92	93,543
Gulfport Energy Corp. 6.00%, 10/15/24		223	195,467
6.375%, 5/15/25-1/15/26		120	104,441
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		234	239,728
HighPoint Operating Corp. 7.00%, 10/15/22		138	134,263
8.75%, 6/15/25		64	61,792
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		221	222,802
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		198	183,852
Laredo Petroleum, Inc. 6.25%, 3/15/23		13	12,011
Nabors Industries, Inc. 5.50%, 1/15/23		273	261,623
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		77	79,470
Noble Holding International Ltd. 5.25%, 3/15/42		70	43,491
Parkland Fuel Corp. 6.00%, 4/01/26(a)		187	190,905
PDC Energy, Inc. 5.75%, 5/15/26		181	181,143
QEP Resources, Inc. 5.25%, 5/01/23		131	128,187
Range Resources Corp. 4.875%, 5/15/25		97	89,354
5.00%, 8/15/22-3/15/23		200	197,550
5.875%, 7/01/22		6	6,083
Rowan Cos., Inc. 7.375%, 6/15/25		100	89,003
Sanchez Energy Corp. 7.25%, 2/15/23(a)		53	44,291
SandRidge Energy, Inc. 8.125%, 10/15/22(c)(d)(e)(h)		665	– 0	–

26 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SemGroup Corp. 6.375%, 3/15/25	U.S.$	35	$33,603
7.25%, 3/15/26		88	85,671
SM Energy Co. 6.125%, 11/15/22		54	54,601
6.625%, 1/15/27		121	114,869
SRC Energy, Inc. 6.25%, 12/01/25		49	46,557
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		154	156,879
5.875%, 3/15/28		112	114,841
6.00%, 4/15/27(a)		4	4,151
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, 4/15/26		67	70,644
6.50%, 7/15/27(a)		150	160,736
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		50	53,243
Transocean, Inc. 6.80%, 3/15/38		104	82,710
7.25%, 11/01/25(a)		20	19,801
9.00%, 7/15/23(a)		279	298,451
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		144	112,282
Weatherford International LLC 9.875%, 3/01/25		91	63,976
Weatherford International Ltd. 5.875%, 7/01/21(j)		77	58,634
7.75%, 6/15/21		192	168,890
9.875%, 2/15/24		23	16,309
Whiting Petroleum Corp. 5.75%, 3/15/21		67	68,622
6.25%, 4/01/23		20	20,519
6.625%, 1/15/26		68	67,887
WPX Energy, Inc. 5.75%, 6/01/26		18	18,649

			6,670,345

Other Industrial – 0.4%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		200	205,175
Belden, Inc. 3.875%, 3/15/28(a)	EUR	100	116,181
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	294	297,190
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		100	100,391

abfunds.com	AB UNCONSTRAINED BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Laureate Education, Inc. 8.25%, 5/01/25(a)	U.S.$	54	$58,610

			777,547

Services – 0.6%
ACE Cash Express, Inc. 12.00%, 12/15/22(a)		8	7,493
Aptim Corp. 7.75%, 6/15/25(a)		53	39,740
APX Group, Inc. 7.875%, 12/01/22		362	362,677
8.75%, 12/01/20		58	57,171
Carriage Services, Inc. 6.625%, 6/01/26(a)		11	11,303
GEO Group, Inc. (The) 6.00%, 4/15/26		223	200,070
Monitronics International, Inc. 9.125%, 4/01/20(d)(f)(g)		33	1,320
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		135	134,173
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		48	50,581
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		78	80,054
8.25%, 11/15/26(a)		58	58,859
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		25	25,655
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		36	36,773
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		92	78,292
Verscend Escrow Corp. 9.75%, 8/15/26(a)		199	211,519

			1,355,680

Technology – 1.1%
ADT Security Corp. (The) 3.50%, 7/15/22		321	311,606
Amkor Technology, Inc. 6.625%, 9/15/27(a)		103	105,104
Ascend Learning LLC 6.875%, 8/01/25(a)		35	35,603
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		124	124,369
CDK Global, Inc. 5.875%, 6/15/26		100	105,652

28 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.75%, 3/01/25(a)	U.S.$	13	$12,893
CommScope, Inc. 5.50%, 3/01/24-6/15/24(a)		173	176,883
6.00%, 3/01/26(a)		166	175,860
8.25%, 3/01/27(a)		112	121,240
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		62	63,040
7.125%, 6/15/24(a)		174	184,036
Exela Intermediate LLC/Exela Finance, Inc. 10.00%, 7/15/23(a)		14	14,142
First Data Corp. 5.00%, 1/15/24(a)		31	31,773
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		18	19,702
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		45	45,601
Infor US, Inc. 6.50%, 5/15/22		175	178,084
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	213	243,475
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)	U.S.$	32	29,799
Riverbed Technology, Inc. 8.875%, 3/01/23(a)		14	9,684
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		243	263,679
West Corp. 8.50%, 10/15/25(a)		37	32,652

			2,284,877

Transportation - Services – 0.8%
Avis Budget Finance PLC 4.75%, 1/30/26(a)	EUR	163	190,152
EC Finance PLC 2.375%, 11/15/22(a)		143	163,240
Europcar Mobility Group 4.00%, 4/30/26		150	169,099
Herc Rentals, Inc. 7.50%, 6/01/22(a)	U.S.$	62	64,604
Hertz Corp. (The) 5.50%, 10/15/24(a)		64	54,718
6.25%, 10/15/22		115	111,889
7.375%, 1/15/21		106	106,000
7.625%, 6/01/22(a)		133	137,388

abfunds.com	AB UNCONSTRAINED BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.25%, 4/15/24(a)	EUR	100	$117,741
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	114	117,416
6.50%, 12/15/26		38	40,673
XPO Logistics, Inc. 6.75%, 8/15/24(a)		540	558,668

			1,831,588

			38,221,670

Financial Institutions – 4.4%
Banking – 2.8%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(m)	EUR	200	242,266
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	160	204,578
Banco Bilbao Vizcaya Argentaria SA 5.875%, 9/24/23(a)(m)	EUR	200	225,442
Banco Santander SA 6.75%, 4/25/22(a)(m)		200	245,621
Barclays PLC 8.00%, 6/15/24(m)	U.S.$	200	210,519
CIT Group, Inc. 5.25%, 3/07/25		9	9,572
Credit Suisse Group AG 6.25%, 12/18/24(a)(m)		208	212,465
Danske Bank A/S Series E 5.875%, 4/06/22(a)(m)	EUR	200	231,891
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)	U.S.$	97	92,348
Royal Bank of Scotland Group PLC Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(m)(n)		3,400	3,223,445
Societe Generale SA 6.75%, 4/07/21(a)(m)	EUR	100	119,782
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(a)(m)(n)	U.S.$	600	499,494
7.50%, 4/02/22(a)(m)		335	353,878
UniCredit SpA 9.25%, 6/03/22(a)(m)	EUR	200	251,238

			6,122,539

30 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. Zero Coupon 5/25/10-1/12/12(c)(d)(h)	U.S.$	875	$15,050
LPL Holdings, Inc. 5.75%, 9/15/25(a)		80	81,496

			96,546

Finance – 0.7%
ASP AMC Merger Sub, Inc. 8.00%, 5/15/25(a)		7	4,475
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		120	125,696
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		114	99,844
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		55	53,232
goeasy Ltd. 7.875%, 11/01/22(a)		28	29,416
Lincoln Financing SARL 3.625%, 4/01/24(a)	EUR	154	177,324
Navient Corp. 5.875%, 3/25/21	U.S.$	5	5,175
6.50%, 6/15/22		60	63,190
6.625%, 7/26/21		622	653,729
7.25%, 9/25/23		65	70,354
SLM Corp. 5.125%, 4/05/22		31	30,559
Springleaf Finance Corp. 6.875%, 3/15/25		76	81,497
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		73	69,075

			1,463,566

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		24	21,730
Genworth Holdings, Inc. 7.20%, 2/15/21		66	64,690
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(k)		485	484,238
WellCare Health Plans, Inc. 5.25%, 4/01/25		61	62,995

			633,653

Other Finance – 0.2%
Intrum AB 2.75%, 7/15/22(a)	EUR	100	111,319

abfunds.com	AB UNCONSTRAINED BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NVA Holdings, Inc./United States 6.875%, 4/01/26(a)	U.S.$	168	$170,520
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		34	34,759
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		59	64,050

			380,648

REITS – 0.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(a)		94	94,000
Forestar Group, Inc. 8.00%, 4/15/24(a)		106	109,058
Iron Mountain, Inc. 4.875%, 9/15/27(a)		170	164,897
5.25%, 3/15/28(a)		95	93,643
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		130	136,706
5.75%, 2/01/27(a)		65	68,339
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(a)		188	195,280

			861,923

			9,558,875

Utility – 0.5%
Electric – 0.4%
Calpine Corp. 5.25%, 6/01/26(a)		34	34,084
5.375%, 1/15/23		11	11,070
5.50%, 2/01/24		164	163,224
5.75%, 1/15/25		185	183,125
Talen Energy Supply LLC 4.60%, 12/15/21		1	972
6.50%, 6/01/25		104	91,255
Vistra Energy Corp. 7.625%, 11/01/24		63	66,465
Vistra Operations Co. LLC 5.625%, 2/15/27(a)		270	277,484

			827,679

32 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23	U.S.$	215	$223,743

			1,051,422

Total Corporates – Non-Investment Grade (cost $49,261,901)			48,831,967

CORPORATES – INVESTMENT GRADE – 12.1%
Financial Institutions – 6.1%
Banking – 4.8%
American Express Credit Corp. 2.375%, 5/26/20		1,500	1,494,860
Bank of America Corp. Series DD 6.30%, 3/10/26(m)		86	94,413
Series Z 6.50%, 10/23/24(m)		4	4,388
BNP Paribas SA 6.625%, 3/25/24(a)(m)		200	204,243
Credit Agricole SA 6.50%, 6/23/21(a)(m)	EUR	156	189,046
Credit Agricole SA/London 2.75%, 6/10/20(a)	U.S.$	1,000	1,000,195
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		693	682,808
HSBC Bank USA NA 4.875%, 8/24/20		1,500	1,539,358
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		200	192,984
Macquarie Group Ltd. 7.625%, 8/13/19(a)		115	116,531
Morgan Stanley Series G 5.50%, 7/24/20		175	180,498
National Australia Bank Ltd./New York Series G 2.625%, 1/14/21		1,750	1,746,222
National Westminster Bank PLC 1.84% (EURIBOR 3 Month + 2.15%), 7/05/19(m)(n)	EUR	200	221,002
Nordea Bank Abp 2.50%, 9/17/20(a)	U.S.$	1,000	996,120
Royal Bank of Canada Series G 2.50%, 1/19/21		1,500	1,498,000

abfunds.com	AB UNCONSTRAINED BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Switzerland AG 7.00%, 2/19/25(a)(m)	U.S.$	200	$214,814

			10,375,482

Insurance – 0.5%
ACE Capital Trust II 9.70%, 4/01/30		20	27,614
Aetna, Inc. 6.75%, 12/15/37		257	306,332
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	138	158,254
Cigna Holding Co. 5.125%, 6/15/20	U.S.$	90	92,175
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		96	114,580
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	256,919
SCOR SE 3.00%, 6/08/46(a)	EUR	100	119,806

			1,075,680

REITS – 0.8%
American Tower Corp. 3.375%, 10/15/26	U.S.$	110	108,433
EPR Properties 5.25%, 7/15/23		97	102,284
GLP Capital LP/GLP Financing II, Inc. 5.25%, 6/01/25		100	105,388
5.75%, 6/01/28		56	60,368
HCP, Inc. 3.875%, 8/15/24		89	91,312
4.20%, 3/01/24		16	16,604
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		14	14,038
5.25%, 8/01/26		86	87,730
5.50%, 5/01/24		63	64,681
National Retail Properties, Inc. 4.30%, 10/15/28		100	104,478
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		84	85,852
Regency Centers LP 3.75%, 6/15/24		115	116,987
Sabra Health Care LP 5.125%, 8/15/26		105	104,635
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		90	91,066

34 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit Realty LP 4.45%, 9/15/26	U.S.$	107	$106,183
Ventas Realty LP 3.25%, 10/15/26		83	80,710
4.125%, 1/15/26		28	28,788
Weyerhaeuser Co. 7.375%, 3/15/32		204	274,933

			1,644,470

			13,095,632

Industrial – 5.5%
Basic – 0.9%
ArcelorMittal 5.25%, 8/05/20		150	154,110
6.75%, 3/01/41		58	65,572
Equate Petrochemical BV 3.00%, 3/03/22(a)		653	647,286
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		1,000	1,040,365

			1,907,333

Capital Goods – 0.2%
CNH Industrial Capital LLC 4.875%, 4/01/21		211	217,431
Republic Services, Inc. 5.25%, 11/15/21		200	211,837

			429,268

Communications - Media – 0.1%
CBS Corp. 3.375%, 2/15/28		109	104,476
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		106	105,836
Warner Media LLC 2.95%, 7/15/26		113	108,310

			318,622

Communications - Telecommunications – 0.0%
Qwest Corp. 6.75%, 12/01/21		67	71,386

Consumer Cyclical - Automotive – 0.7%
Daimler Finance North America LLC 2.45%, 5/18/20(a)		1,000	995,479
General Motors Financial Co., Inc. 2.20%, 4/01/24(a)	EUR	133	156,441
5.10%, 1/17/24	U.S.$	94	99,572

abfunds.com	AB UNCONSTRAINED BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.75%, 4/29/25(a)	U.S.$	175	$176,520

			1,428,012

Consumer Cyclical - Entertainment – 0.0%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		24	25,832

Consumer Cyclical - Other – 0.6%
Lennar Corp. 4.50%, 6/15/19		265	264,957
5.875%, 11/15/24		186	200,419
MDC Holdings, Inc. 6.00%, 1/15/43		235	208,488
Standard Industries, Inc./NJ 4.75%, 1/15/28(a)		80	76,691
5.375%, 11/15/24(a)		130	132,643
5.50%, 2/15/23(a)		180	183,440
Toll Brothers Finance Corp. 4.875%, 3/15/27		138	138,239

			1,204,877

Consumer Cyclical - Retailers – 0.1%
PVH Corp. 3.125%, 12/15/27(a)	EUR	110	130,795

Consumer Non-Cyclical – 1.6%
Altria Group, Inc. 9.25%, 8/06/19	U.S.$	34	34,561
Gilead Sciences, Inc. 2.55%, 9/01/20		1,500	1,497,930
HCA, Inc. 4.75%, 5/01/23		5	5,223
5.875%, 3/15/22		655	700,682
6.50%, 2/15/20		230	236,081
Kraft Heinz Foods Co. 4.625%, 1/30/29		49	50,762
Reynolds American, Inc. 6.875%, 5/01/20		1,000	1,037,150

			3,562,389

Energy – 0.7%
Boardwalk Pipelines LP 4.45%, 7/15/27		57	56,111
Crescent Point Energy Corp. 5.13%, 4/14/21(e)(h)		750	770,246
Energy Transfer Operating LP 5.875%, 1/15/24		245	267,398

36 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28	U.S.$	53	$54,262
EQT Corp. 8.125%, 6/01/19		35	35,139
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		76	99,959
Marathon Oil Corp. 6.80%, 3/15/32		77	93,649
MPLX LP 4.125%, 3/01/27		56	56,600
ONEOK, Inc. 4.55%, 7/15/28		54	56,398
Phillips 66 Partners LP 3.75%, 3/01/28		58	57,260
Sabine Pass Liquefaction LLC 5.875%, 6/30/26		56	62,344

			1,609,366

Technology – 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		113	107,854
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		49	53,136
Ingram Micro, Inc. 5.45%, 12/15/24		21	20,855
International Business Machines Corp. 0.375%, 1/31/23	EUR	295	334,166
0.875%, 1/31/25(c)		219	251,776
Motorola Solutions, Inc. 7.50%, 5/15/25	U.S.$	181	212,294
Seagate HDD Cayman 4.75%, 1/01/25		99	96,790
Western Digital Corp. 4.75%, 2/15/26		132	127,380

			1,204,251

Transportation - Services – 0.0%
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		36	36,419
5.25%, 8/15/22(a)		10	10,411

			46,830

			11,938,961

Utility – 0.5%
Electric – 0.1%
Exelon Corp. 5.15%, 12/01/20		180	185,412

abfunds.com	AB UNCONSTRAINED BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TECO Finance, Inc. 5.15%, 3/15/20	U.S.$	55	$56,048

			241,460

Natural Gas – 0.4%
GNL Quintero SA 4.634%, 7/31/29(a)		836	861,761

			1,103,221

Total Corporates – Investment Grade (cost $25,656,771)			26,137,814

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.2%
Risk Share Floating Rate – 7.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(a)(n)		305	304,601
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 4.777% (LIBOR 1 Month + 2.30%), 8/25/31(a)(n)		161	164,182
Eagle RE Ltd. Series 2018-1, Class M1 4.177% (LIBOR 1 Month + 1.70%), 11/25/28(a)(n)		365	364,566
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 6.477% (LIBOR 1 Month + 4.00%), 8/25/24(n)		2,832	3,059,136
Series 2015-DNA1, Class B 11.677% (LIBOR 1 Month + 9.20%), 10/25/27(n)		496	661,244
Series 2015-HQ1, Class B 13.227% (LIBOR 1 Month + 10.75%), 3/25/25(n)		1,146	1,551,020
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 11/25/24(n)		874	972,409
Series 2015-C01, Class 1M2 6.777% (LIBOR 1 Month + 4.30%), 2/25/25(n)		507	551,062
Series 2015-C02, Class 1M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(n)		616	663,771
Series 2015-C03, Class 1M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(n)		471	523,710

38 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(n)	U.S.$	2,720	$2,991,974
Series 2015-C04, Class 1M2 8.177% (LIBOR 1 Month + 5.70%), 4/25/28(n)		777	884,719
Series 2015-C04, Class 2M2 8.027% (LIBOR 1 Month + 5.55%), 4/25/28(n)		1,080	1,204,065
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(n)		734	834,327
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(i)(n)		330	330,911

			15,061,697

Non-Agency Fixed Rate – 2.4%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		434	375,807
Series 2006-24CB, Class A1 6.00%, 8/01/36		666	559,251
Series 2006-32CB, Class A5 6.00%, 11/25/36		1,019	876,282
Series 2006-J1, Class 1A11 5.50%, 2/25/36		410	367,772
BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)		2,075	1,552,510
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A2 6.00%, 5/25/36		581	470,597
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		405	324,869
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		726	460,347
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.813%, 9/25/35		238	207,151

			5,194,586

Agency Fixed Rate – 0.6%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 5/25/46(o)		2,255	439,768
Series 2016-33, Class NI 5.00%, 7/25/34(o)		4,356	840,610

			1,280,378

abfunds.com	AB UNCONSTRAINED BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.667% (LIBOR 1 Month + 0.19%), 12/25/36(n)	U.S.$	470	$260,178
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 4.445% (12MTA + 2.00%), 3/25/36(n)		199	193,067

			453,245

Total Collateralized Mortgage Obligations (cost $21,243,437)			21,989,906

INFLATION-LINKED SECURITIES – 8.5%
United States – 8.5%
U.S. Treasury Inflation Index 0.375%, 1/15/27 (TIPS)(b) (cost $18,264,353)		18,517	18,320,893

		Shares
INVESTMENT COMPANIES – 1.5%
Funds and Investment Trusts – 1.5%
Financial Select Sector SPDR Fund(p) (cost $3,178,537)		116,987	3,277,976

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 1.3%
Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	510	541,753

Mexico – 0.6%
Mexico Government International Bond 4.15%, 3/28/27		1,245	1,261,807

Qatar – 0.4%
Qatar Government International Bond 3.875%, 4/23/23(a)		800	826,350
5.25%, 1/20/20(a)		100	101,600

			927,950

Total Governments – Sovereign Bonds (cost $2,658,187)			2,731,510

40 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 1.1%
Argentina – 0.1%
Argentine Republic Government International Bond 5.875%, 1/11/28	U.S.$	48	$33,261
6.875%, 1/26/27-1/11/48		190	134,264
Series NY 3.75%, 12/31/38		112	58,601

			226,126

Costa Rica – 0.3%
Costa Rica Government International Bond 4.37%, 5/22/19(i)		233	232,068
7.158%, 3/12/45(a)		360	350,100

			582,168

Ecuador – 0.1%
Ecuador Government International Bond 9.65%, 12/13/26(a)		275	292,810

Gabon – 0.2%
Gabon Government International Bond 6.95%, 6/16/25(a)		360	349,200

Ivory Coast – 0.3%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	144	165,100
6.375%, 3/03/28(a)	U.S.$	225	217,969
6.625%, 3/22/48(a)	EUR	310	327,257

			710,326

Senegal – 0.1%
Senegal Government International Bond 6.75%, 3/13/48(a)	U.S.$	235	216,526

Total Emerging Markets – Sovereigns (cost $2,303,220)			2,377,156

EMERGING MARKETS – CORPORATE BONDS – 0.9%
Industrial – 0.8%
Basic – 0.1%
First Quantum Minerals Ltd. 7.25%, 4/01/23(a)		200	197,753

Communications - Telecommunications – 0.1%
Digicel Group One Ltd. 8.25%, 12/30/22(a)		149	97,865

abfunds.com	AB UNCONSTRAINED BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Group Two Ltd. 8.25%, 9/30/22(a)	U.S.$	163	$63,911

			161,776

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.50%, 10/01/27(a)		211	206,893

Consumer Non-Cyclical – 0.3%
BRF SA 3.95%, 5/22/23(a)		250	238,750
Minerva Luxembourg SA 6.50%, 9/20/26(a)		200	196,428
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)		225	215,437
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(d)(i)(q)		804	26,800

			677,415

Energy – 0.2%
Petrobras Global Finance BV 5.999%, 1/27/28		515	527,001

			1,770,838

Financial Institutions – 0.1%
Banking – 0.1%
Yapi ve Kredi Bankasi AS 8.25%, 10/15/24(a)		225	215,127

Total Emerging Markets – Corporate Bonds (cost $2,456,666)			1,985,965

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.6%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(c)		71	71,342
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(c)(i)		15	1,085,976
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(c)		83	82,256

			1,239,574

Autos - Fixed Rate – 0.2%
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		28	27,739

42 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)	U.S.$	350	$370,624

			398,363

Total Asset-Backed Securities (cost $2,039,932)			1,637,937

BANK LOANS – 0.7%
Industrial – 0.7%
Basic – 0.0%
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.729% (LIBOR 1 Month + 3.25%), 10/01/25(r)		18	17,424

Capital Goods – 0.0%
Honeywell Technologies SÃ rl (fka Garrett Motion Inc.) 5.110% (LIBOR 3 Month + 2.50%), 9/27/25(c)(r)		15	15,358

Consumer Cyclical - Automotive – 0.1%
Panther BF Aggregator 2 L P 3/18/26(c)(s)		100	100,313

Consumer Cyclical - Other – 0.0%
Stars Group Holdings B.V. 6.101% (LIBOR 3 Month + 3.50%), 7/10/25(r)		19	19,467

Consumer Cyclical - Retailers – 0.1%
Specialty Building Products Holdings, LLC 8.233% (LIBOR 1 Month + 5.75%), 10/01/25(c)(r)		78	76,580

Consumer Non-Cyclical – 0.2%
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(r)		155	155,210
BI-LO, LLC 10.590% (LIBOR 3 Month + 8.00%), 5/31/24(r)		67	64,584
10.610% (LIBOR 3 Month + 8.00%), 5/31/24(r)		64	62,067
10.740% (LIBOR 3 Month + 8.00%), 5/31/24(r)		67	65,067
Envision Healthcare Corporation 6.233% (LIBOR 1 Month + 3.75%), 10/10/25(r)		50	48,146

abfunds.com	AB UNCONSTRAINED BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Owens & Minor, Inc. 7.002% (LIBOR 1 Month + 4.50%), 4/30/25(r)	U.S.$	33	$25,796
Regionalcare Hospital Partners Holdings, Inc. 6.987% (LIBOR 1 Month + 4.50%), 11/16/25(r)		67	67,107

			487,977

Energy – 0.2%
California Resources Corporation 12.854% (LIBOR 1 Month + 10.38%), 12/31/21(r)		262	269,250
Triton Solar US Acquisition Co. 8.483% (LIBOR 1 Month + 6.00%), 10/29/24(c)(r)		156	145,288

			414,538

Other Industrial – 0.0%
American Tire Distributors, Inc. 10.129% (LIBOR 3 Month + 7.50%), 9/02/24(c)(h)(r)		36	34,074

Services – 0.0%
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 6.233% (LIBOR 1 Month + 3.75%), 10/01/25(r)		22	22,191
Team Health Holdings, Inc. 5.233% (LIBOR 1 Month + 2.75%), 2/06/24(c)(r)		40	37,450

			59,641

Technology – 0.1%
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.851% (LIBOR 3 Month + 4.25%), 10/02/25(r)(s)		140	138,832

			1,364,204

Financial Institutions – 0.0%
Finance – 0.0%
Ellie Mae, Inc. 4/17/26(s)		57	57,383

Total Bank Loans (cost $1,414,353)			1,421,587

44 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Floating Rate CMBS – 0.3%
BHMS Series 2018-ATLS, Class A 3.723% (LIBOR 1 Month + 1.25%), 7/15/35(a)(n)	U.S.$	600	$599,617
CLNS Trust Series 2017-IKPR, Class F 6.984% (LIBOR 1 Month + 4.50%), 6/11/32(a)(c)(n)		203	204,018

			803,635

Non-Agency Fixed Rate CMBS – 0.3%
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.714%, 7/10/44(a)(c)		600	598,039

Total Commercial Mortgage-Backed Securities (cost $1,349,452)			1,401,674

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.5%
Swaptions – 0.5%
IRS Swaption Expiration: Jun 2019; Contracts: 47,370,000; Exercise Rate: 2.51%; Counterparty: Goldman Sachs International(d)	USD	47,370,000	472,133
IRS Swaption Expiration: Jun 2019; Contracts: 47,850,000; Exercise Rate: 2.58%; Counterparty: Barclays Bank PLC(d)	USD	47,850,000	609,665

Total Options Purchased – Calls (premiums paid $682,000)			1,081,798

		Shares
COMMON STOCKS – 0.5%
Energy – 0.4%
Oil, Gas & Consumable Fuels – 0.4%
Golden Energy Offshore Services AS(d)(h)		757,891	562,217
Paragon Offshore Ltd. – Class A(c)(d)(h)		3,303	2,477
Paragon Offshore Ltd. – Class B(c)(d)(h)		4,955	168,470
Peabody Energy Corp.		806	23,189

			756,353

abfunds.com	AB UNCONSTRAINED BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Auto Components – 0.0%
ATD New Holdings, Inc.(c)(d)(h)		1,311	$41,952
Exide Technologies(c)(d)(e)(f)		2,970	– 0	–

			41,952

Diversified Consumer Services – 0.0%
Laureate Education, Inc. – Class A(d)		1,778	27,986

Hotels, Restaurants & Leisure – 0.1%
eDreams ODIGEO SA(d)		23,841	83,429

			153,367

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(d)		5,422	103,452

Health Care – 0.0%
Pharmaceuticals – 0.0%
Horizon Pharma PLC(d)		1,344	34,312

Materials – 0.0%
Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.		48	380

Total Common Stocks (cost $1,585,184)			1,047,864

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.3%
Dominican Republic – 0.3%
Dominican Republic International Bond 15.95%, 6/04/21(a) (cost $716,477)	DOP	27,000	600,977

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.3%
Swaptions – 0.3%
IRS Swaption Expiration: Apr 2020; Contracts: 300,000,000; Exercise Rate: (0.07)%; Counterparty: Morgan Stanley Capital Services LLC(d)	EUR	300,000,000	532,278

46 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount		U.S. $ Value

Options on Forward Contracts – 0.0%
EUR/USD Expiration: Jun 2019; Contracts: 11,509,000; Exercise Price: USD 1.12; Counterparty: Natwest Markets PLC(d)	EUR	11,509,000		$52,124

Total Options Purchased – Puts (premiums paid $645,152)				584,402

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Transportation Authority Series 1999C 6.60%, 10/01/29 (cost $110,199)	U.S.$	100		121,285

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(d)		4,331		15,158
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(d)		1,292		39
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(d)		544		71

Total Warrants (cost $692)				15,268

SHORT-TERM INVESTMENTS – 10.9%
Investment Companies – 7.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(p)(t)(u) (cost $15,235,376)		15,235,376		15,235,376

		Principal Amount (000)
U.S. Treasury Bills – 3.7%
U.S. Treasury Bill Zero Coupon, 5/23/19-6/13/19 (cost $7,968,348)	U.S.$	7,988		7,968,492

Time Deposits – 0.1%
BBH Grand Cayman 0.37%, 5/01/19	GBP	7		8,711
0.84%, 5/01/19	CAD	0	**	15

abfunds.com	AB UNCONSTRAINED BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

0.89%, 5/02/19	SGD	2	$1,705
1.10%, 5/01/19	NZD	19	12,586
BNP Paribas, Paris (0.58)%, 5/02/19	EUR	52	58,104
JPMorgan Chase, New York 1.80%, 5/01/19	U.S.$	222	221,566

Total Time Deposits (cost $302,817)			302,687

Total Short-Term Investments (cost $23,506,541)			23,506,555

Total Investments – 97.1% (cost $209,707,157)			209,207,080
Other assets less liabilities – 2.9%			6,302,835

Net Assets – 100.0%			$215,509,915

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	144	June 2019	$11,565,101	$93,140
Euro STOXX 50 Index Futures	194	June 2019	7,522,239	56,713
Nikkei 225 (CME) Futures	73	June 2019	8,166,875	306,600
U.S. T-Note 2 Yr (CBT) Futures	2,368	June 2019	504,402,499	1,458,473
U.S. Ultra Bond (CBT) Futures	34	June 2019	5,585,563	18,751

Sold Contracts
10 Yr Australian Bond Futures	65	June 2019	6,336,229	(116,385)
10 Yr Canadian Bond Futures	30	June 2019	3,094,275	(40,009)
Euro Buxl 30 Yr Bond Futures	170	June 2019	35,987,431	(826,575)
Euro-BOBL Futures	9	June 2019	1,341,849	(9,590)
Euro-BONO Futures	48	June 2019	8,176,733	(220,384)
Euro-Bund Futures	195	June 2019	36,155,278	(501,164)
Fed Fund 30 day Futures	2,160	July 2019	878,740,294	(585,047)
Long Gilt Futures	59	June 2019	9,795,491	(4,264)
S&P 500 E-Mini Futures	70	June 2019	10,319,750	(514,027)
U.S. 10 Yr Ultra Futures	61	June 2019	8,038,656	(112,945)
U.S. T-Note 5 Yr (CBT) Futures	1,211	June 2019	140,040,797	(1,273,891)
U.S. T-Note 10 Yr (CBT) Futures	30	June 2019	3,710,156	(53,867)

				$(2,324,471)

48 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	IDR	8,310,137	USD	585	5/09/19	$206
Bank of America, NA	USD	790	EUR	698	7/10/19	(2,460)
Barclays Bank PLC	TWD	68,044	USD	2,207	6/10/19	4,253
Barclays Bank PLC	INR	38,969	USD	550	7/16/19	(3,072)
BNP Paribas SA	CAD	1,165	USD	870	5/09/19	(9)
BNP Paribas SA	USD	1,059	CAD	1,412	5/09/19	(5,353)
BNP Paribas SA	MXN	21,597	USD	1,121	6/13/19	(10,384)
BNP Paribas SA	EUR	482	NOK	4,636	7/10/19	(5,041)
BNP Paribas SA	EUR	962	USD	1,092	7/10/19	6,454
BNP Paribas SA	USD	572	PLN	2,170	7/11/19	(2,904)
Brown Brothers Harriman & Co.	CAD	634	USD	474	5/09/19	805
Brown Brothers Harriman & Co.	USD	479	CAD	640	5/09/19	(918)
Brown Brothers Harriman & Co.	MXN	573	USD	29	6/13/19	(515)
Brown Brothers Harriman & Co.	USD	485	GBP	371	6/14/19	(411)
Brown Brothers Harriman & Co.	NOK	4,853	USD	572	6/27/19	7,776
Brown Brothers Harriman & Co.	NOK	4,636	USD	538	6/27/19	(207)
Brown Brothers Harriman & Co.	USD	7	SEK	65	6/27/19	(162)
Brown Brothers Harriman & Co.	USD	2,211	ZAR	31,165	6/28/19	(47,749)
Brown Brothers Harriman & Co.	EUR	1,279	USD	1,452	7/10/19	8,211
Brown Brothers Harriman & Co.	USD	959	EUR	853	7/10/19	3,339
Brown Brothers Harriman & Co.	PLN	2,174	USD	569	7/11/19	(750)
Citibank, NA	USD	2,563	IDR	36,964,099	5/09/19	37,145
Citibank, NA	KRW	1,876,279	USD	1,652	5/16/19	39,931
Citibank, NA	USD	1,995	CNH	13,399	6/12/19	(5,828)
Citibank, NA	AUD	2,286	USD	1,641	6/24/19	27,052
Citibank, NA	EUR	13,741	USD	15,599	7/10/19	92,627
Citibank, NA	USD	602	INR	42,516	7/16/19	2,092
Citibank, NA	USD	1,088	INR	76,347	7/16/19	(3,879)
Credit Suisse International	EUR	96	TRY	604	5/03/19	(6,480)
Credit Suisse International	TRY	182	EUR	29	5/03/19	1,983
Credit Suisse International	EUR	101	ZAR	1,589	6/04/19	(2,930)
Credit Suisse International	MXN	10,783	USD	552	6/13/19	(12,981)
Credit Suisse International	USD	2,601	MXN	49,375	6/13/19	(14,153)
Credit Suisse International	NZD	323	AUD	308	7/29/19	1,695
Deutsche Bank AG	AUD	308	NZD	323	7/29/19	(1,705)
Goldman Sachs Bank USA	TRY	422	EUR	67	5/03/19	4,524
Goldman Sachs Bank USA	USD	398	ZAR	5,741	6/28/19	561
Goldman Sachs Bank USA	BRL	58,170	USD	13,802	7/11/19	(948,069)

abfunds.com	AB UNCONSTRAINED BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	INR	113,643	USD	1,619	7/16/19	$4,843
HSBC Bank USA	BRL	9,842	USD	2,478	5/03/19	(32,062)
HSBC Bank USA	USD	2,495	BRL	9,842	5/03/19	15,168
HSBC Bank USA	USD	759	ARS	34,437	5/13/19	5,311
HSBC Bank USA	USD	1,933	MXN	36,833	6/13/19	(3,445)
JPMorgan Chase Bank, NA	ZAR	1,589	EUR	101	6/04/19	2,931
JPMorgan Chase Bank, NA	USD	1,237	GBP	944	6/14/19	(2,949)
JPMorgan Chase Bank, NA	EUR	2,877	USD	3,247	6/20/19	5,539
JPMorgan Chase Bank, NA	USD	1,228	ZAR	17,710	6/28/19	1,301
JPMorgan Chase Bank, NA	ZAR	23,240	USD	1,617	6/28/19	3,897
JPMorgan Chase Bank, NA	PLN	4,143	USD	1,079	7/11/19	(7,476)
Morgan Stanley Capital Services LLC	JPY	120,728	USD	1,093	6/27/19	4,171
Morgan Stanley Capital Services LLC	USD	1,665	JPY	183,862	6/27/19	(6,353)
Morgan Stanley Capital Services LLC	EUR	4,034	USD	4,582	7/10/19	29,574
Morgan Stanley Capital Services LLC	EUR	2,451	USD	2,750	7/10/19	(15,524)
Morgan Stanley Capital Services LLC	USD	15,370	BRL	58,170	7/11/19	(619,360)
Royal Bank of Scotland PLC	BRL	9,867	USD	2,501	5/03/19	(15,206)
Royal Bank of Scotland PLC	USD	2,544	BRL	9,867	5/03/19	(28,326)
Royal Bank of Scotland PLC	GBP	1,103	USD	1,442	6/14/19	38
Royal Bank of Scotland PLC	USD	3,247	EUR	2,877	6/20/19	(5,535)
Royal Bank of Scotland PLC	ILS	8,082	USD	2,278	7/16/19	20,606
Standard Chartered Bank	USD	1,676	KRW	1,872,201	5/16/19	(67,927)
Standard Chartered Bank	USD	1,554	INR	109,839	7/16/19	5,542
UBS AG	KRW	1,238,618	USD	1,090	5/16/19	26,260

						$(1,516,288)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
NZD vs. AUD/ Deutsche Bank AG(v)	NZD	1.010	07/2019	1,576,600	NZD	1,576	$5,183	$(907)

Put
NZD vs. CAD/ JPMorgan Chase Bank, NA(v)	NZD	0.860	07/2019	1,640,000	NZD	1,640	7,432	(3,180)
SGD vs. CHF/ UBS AG(v)	SGD	1.550	06/2019	1,007,500	SGD	1,008	3,046	(34)
TRY vs. EUR/ Goldman Sachs Bank USA(v)	TRY	6.830	05/2019	3,280,608	TRY	3,281	6,133	(1,396)
ZAR vs. EUR/ JPMorgan Chase Bank, NA(v)	ZAR	16.650	05/2019	8,158,500	ZAR	8,159	8,215	(3,354)

							$30,009	$(8,871)

50 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap(v)	3 Month LIBOR	Barclays Bank PLC	2.84%	6/28/19	USD	10,750	$290,000	$(359,397)
OTC – 1 Year Interest Rate Swap(v)	3 Month LIBOR	Goldman Sachs International	2.79	6/28/19	USD	10,570	284,000	(268,048)
OTC – 1 Year Interest Rate Swap(v)	6 Month EURIBOR	JPMorgan Chase Bank, NA	0.51	5/28/19	USD	830	3,755	(3,206)
OTC – 1 Year Interest Rate Swap(v)	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	USD	320	4,320	(3,108)

Put
OTC – 1 Year Interest Rate Swap(v)	6 Month LIBOR	Bank of America, NA	1.50	5/28/19	USD	290	5,072	(5,139)
OTC – 1 Year Interest Rate Swap(v)	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	USD	320	4,319	(4,719)
OTC – 1 Year Interest Rate Swap(v)	6 Month EURIBOR	Morgan Stanley Capital Services LLC	(0.17)	7/17/19	USD	300,000	169,538	(175,481)

							$761,004	$(819,098)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Assured Guaranty Municipal Corp., 6/20/24*	(1.00)%	Quarterly	0.55%	USD	22,000	$(506,902)	$(343,614)	$(163,288)
Brazilian Government International Bond, 4.250% 1/07/25, 6/20/24*	(1.00)	Quarterly	1.72	USD	25,000	816,073	748,437	67,636
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,297	(116,350)	(108,485)	(7,865)

abfunds.com	AB UNCONSTRAINED BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	2.93%	USD	1,945	$(174,481)	$(165,021)	$(9,460)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	899	(80,670)	(76,296)	(4,374)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,803	(161,776)	(152,553)	(9,223)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	834	(74,840)	(70,573)	(4,267)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	599	(53,780)	(50,145)	(3,635)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	475	(42,641)	(14,961)	(27,680)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	3,212	(288,133)	(144,559)	(143,574)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	2,593	(232,613)	(219,637)	(12,976)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,199	(107,561)	(101,561)	(6,000)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,499	(134,451)	(115,612)	(18,839)

52 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00	) %	Quarterly	2.93%	USD	439	$(39,421)	$(25,712)	$(13,709)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.93	USD	2,699	(242,098)	(212,299)	(29,799)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.93	USD	1,153	(103,470)	(67,910)	(35,560)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.93	USD	2,988	(268,031)	(176,200)	(91,831)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)		Quarterly	3.26	USD	7,600	(621,049)	(561,665)	(59,384)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)		Quarterly	0.35	USD	37,500	(199,100)	(91,177)	(107,923)
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)		Quarterly	0.51	USD	22,180	(502,017)	(105,378)	(396,639)
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)		Quarterly	0.58	USD	22,180	(473,990)	(379,339)	(94,651)
Chile Government International Bond, 3.875% 8/05/20, 6/20/24*	(1.00)		Quarterly	0.39	USD	80,010	(2,470,797)	(1,877,683)	(593,114)

abfunds.com	AB UNCONSTRAINED BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Australia Series 31, 5 Year Index, 6/20/24*	(1.00	) %	Quarterly	0.66%	USD	75,000	$(1,295,421)	$(827,786)	$(467,635)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	39	(4,886)	(4,637)	(249)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	14	(1,710)	(1,488)	(222)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	71	(8,795)	(7,974)	(821)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	14	(1,710)	(1,424)	(286)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	70	(8,673)	(7,804)	(869)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	29	(3,542)	(2,955)	(587)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	(5.00)		Quarterly	2.55	EUR	730	(90,394)	(72,757)	(17,637)

54 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	(1.00	) %	Quarterly	0.58%	EUR	42,950	$(1,082,683)	$(945,438)	$(137,245)
iTraxx Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)		Quarterly	0.08	EUR	10,160	(133,561)	(41,605)	(91,956)
Korea International Bond, 2.750% 1/19/27, 6/20/24*	(1.00)		Quarterly	0.32	USD	84,590	(2,889,394)	(2,767,496)	(121,898)
People’s Republic of China, 7.500% 10/28/27, 6/20/24*	(1.00)		Quarterly	0.41	USD	62,560	(1,848,930)	(1,469,201)	(379,729)

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	8,439	757,101	349,536	407,565
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	1,671	149,941	55,889	94,052
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	1,504	134,973	51,900	83,073
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	965	86,588	33,609	52,979
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	767	68,835	26,574	42,261

abfunds.com	AB UNCONSTRAINED BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00%	Quarterly	2.93%	USD	334	$29,936	$11,963	$17,973
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	335	30,023	12,092	17,931
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	7,517	674,363	607,130	67,233
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	1,146	102,774	41,796	60,978
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	835	74,927	30,570	44,357
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	927	75,752	71,147	4,605
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	618	50,501	46,690	3,811
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	1,337	109,256	101,010	8,246
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	2,005	163,843	153,884	9,959
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	860	70,277	65,769	4,508

56 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.26%	USD	1,859	$151,912	$142,167	$9,745
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	16,016	1,308,780	1,094,610	214,170
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	3,080	251,688	178,126	73,562
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	2,782	227,337	195,991	31,346
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	1,545	126,253	106,496	19,757
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	1,236	101,002	94,661	6,341
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	2,673	218,430	204,717	13,713
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.51	USD	22,180	502,016	416,655	85,361
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00	Quarterly	0.58	USD	75,000	1,602,758	1,296,431	306,327

abfunds.com	AB UNCONSTRAINED BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00%	Quarterly	2.55%	EUR	93	$11,482	$8,903	$2,579
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	94	11,605	9,184	2,421
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	93	11,482	9,208	2,274
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	93	11,482	9,323	2,159
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	93	11,482	9,381	2,101
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	46	5,741	4,913	828
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	46	5,741	5,019	722

58 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00%	Quarterly	2.55%	EUR	95	$11,727	$10,190	$1,537
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	105	12,948	11,512	1,436
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.55	EUR	210	26,019	24,099	1,920
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	29	4,013	3,354	659
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	71	9,825	8,933	892
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	14	1,937	1,615	322
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	72	9,963	9,154	809

abfunds.com	AB UNCONSTRAINED BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00%	Quarterly	2.49%	EUR	14	$1,937	$1,688	$249
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.49	EUR	40	5,536	5,288	248

						$(6,225,611)	$(4,941,331)	$(1,284,280)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	395,850	3/20/20	3 Month LIBOR	2.590%	Quarterly/Semi-Annual	$80,320	$—	$80,320
USD	163,600	7/25/20	3 Month LIBOR	2.839%	Quarterly/Semi-Annual	1,865,531	—	1,865,531
GBP	51,280	11/09/20	6 Month LIBOR	1.220%	Semi-Annual/ Semi-Annual	274,248	—	274,248
GBP	21,120	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/ Semi-Annual	36,686	—	36,686
USD	45,080	4/05/21	2.451%	3 Month LIBOR	Semi-Annual/ Quarterly	(44,802)	—	(44,802)
USD	115,130	4/15/21	2.451%	3 Month LIBOR	Semi-Annual/ Quarterly	(107,760)	—	(107,760)
USD	164,170	3/20/23	2.783%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,878,880)	—	(2,878,880)
USD	68,240	7/25/23	2.954%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,270,063)	—	(2,270,063)
GBP	20,940	11/09/23	1.460%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(398,049)	—	(398,049)
GBP	810	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	3,196	7,879	(4,683)
GBP	810	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(3,196)	8,796	(11,992)
MXN	117,100	9/11/26	4 Week TIIE	6.290%	Monthly/Monthly	(600,015)	—	(600,015)
EUR	19,200	10/30/27	6 Month EURIBOR	0.901%	Semi-Annual/ Annual	1,066,744	—	1,066,744
USD	31,380	3/20/28	3 Month LIBOR	2.898%	Quarterly/ Semi-Annual	1,075,679	—	1,075,679

60 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR	28,550	6/05/28	6 Month EURIBOR	0.933%	Semi-Annual/ Annual	$1,766,368	$—	$1,766,368
GBP	930	12/17/28	6 Month LIBOR	1.479%	Semi-Annual/ Semi-Annual	16,278	—	16,278
GBP	930	12/17/28	1.600%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(30,331)	—	(30,331)
GBP	4,430	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(82,937)	—	(82,937)
CAD	8,010	12/05/46	2.310%	3 Month CDOR	Semi-Annual/ Semi-Annual	212,421	—	212,421
EUR	16,540	9/01/47	6 Month EURIBOR	1.468%	Semi-Annual/ Annual	1,921,415	—	1,921,415
EUR	10,980	6/08/48	6 Month EURIBOR	1.545%	Semi-Annual/ Annual	1,601,773	—	1,601,773

						$3,504,626	$16,675	$3,487,951

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
BellSouth LLC, 6.550%, 6/15/34, 9/20/19*	(1.00)%	Quarterly	0.19%		USD 7,520	$(32,722)	$(14,436)	$(18,286)
Deutsche Bank AG
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	(1.00)	Quarterly	0.16	USD	55,920	(1,048,031)	417,245	(1,465,276)
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.12	JPY	3,720,370	(526,639)	(87,403)	(439,236)
Goldman Sachs International
iTraxx Japan Series 31, 5 Year Index, 6/20/24*	(1.00)	Quarterly	0.55	JPY	3,280,190	(713,575)	(601,078)	(112,497)
United Mexican States, 4.150%, 3/28/27, 12/20/19*	(1.00)	Quarterly	0.29	USD	32,970	(189,071)	(25,107)	(163,964)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00	Quarterly	4.29	USD	300	4,080	3,026	1,054

abfunds.com	AB UNCONSTRAINED BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00%	Quarterly	0.16%	USD	25,820	$483,908	$(11,784)	$495,692
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6.110%, 6/29/15, 6/20/20*	5.00	Quarterly	0.13	USD	300	18,364	5,405	12,959
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.12	JPY	3,720,370	528,494	256,553	271,941
United Mexican States, 4.150%, 3/28/27, 12/20/19*	1.00	Quarterly	0.29	USD	18,350	105,230	(12,212)	117,442
United Mexican States, 4.150%, 3/28/27, 12/20/19*	1.00	Quarterly	0.29	USD	14,620	83,028	(14,231)	97,259
Citibank, NA iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.16	USD	30,100	564,122	(63,908)	628,030
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	1.05	USD	300	173	(8,213)	8,386
Safeway Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	0.63	USD	300	1,605	(5,988)	7,593
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.74	USD	300	1,235	(2,920)	4,155
Weatherford International Ltd., 4.500%, 4/15/22, 6/20/20*	1.00	Quarterly	27.59	USD	300	(66,747)	(6,361)	(60,386)

62 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
AT&T Inc., 3.375%, 11/15/31, 9/20/19*	1.00%	Quarterly	0.16%	USD	7,520	$33,497	$16,757	$16,740
Avon Products, Inc., 5.000%, 3/15/23, 6/20/20*	1.00	Quarterly	0.66	USD	300	1,520	(12,687)	14,207
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	8,810	(956,472)	134,551	(1,091,023)
Freeport-McMoran, Inc., 3.550%, 3/01/22, 6/20/20*	1.00	Quarterly	0.24	USD	300	2,929	(5,199)	8,128
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.18	USD	300	3,140	(5,528)	8,668
Transocean Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	0.94	USD	300	558	(15,486)	16,044

						$(1,701,374)	$(59,004)	$(1,642,370)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Euro Stoxx 50 Index	—	Maturity	EUR	3,160	12/18/20	$632,772
JPMorgan Chase Bank, NA
Euro Stoxx 50 Index	—	Maturity	EUR	3,211	12/18/20	575,553

Pay Total Return on Reference Obligation
Barclays Bank PLC
Portugal Republik 2.123% 10/2028	(0.70)%	Maturity	EUR	16,538	6/27/19	(304,581)
Goldman Sachs International
Bundesrepublik Deutschland 2.500% 8/2046	(0.65)%	Maturity	EUR	20,605	6/04/19	(805,773)

						$97,971

abfunds.com	AB UNCONSTRAINED BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG AUD/JPY 5/07/20*	12.22%	Maturity	AUD	32	$(21,588)	$—	$(21,588)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $48,953,003 or 22.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Exide Technologies	5/23/17	$	– 0	–	$	– 0	–	0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	9/06/16		– 0	–		– 0	–	0.00%
Monitronics International, Inc. 9.125%, 04/01/20	4/01/18		28,357			1,320		0.00%

(g)	Defaulted.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.86% of net assets as of April 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Costa Rica Government International Bond 4.37%, 5/22/19	1/09/18	$232,917	$232,068	0.11%
Exide Technologies 7.00%, 4/30/25	11/10/16	198,095	111,787	0.05%
Exide Technologies 11.00%, 4/30/22	5/24/17	114,599	96,472	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484%, 3/27/24	3/21/19	330,464	330,911	0.15%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	1,500,021	1,085,976	0.50%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,436	26,800	0.01%

(j)	Convertible security.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2019.

64 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(l)	Pays 11% cash or up to 7% PIK and remaining in cash.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(o)	IO – Interest Only.

(p)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(q)	Defaulted matured security.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2019.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	Affiliated investments.

(v)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SPDR – Standard & Poor’s Depository Receipt

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 65

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $194,471,781)	$193,971,704
Affiliated issuers (cost $15,235,376)	15,235,376
Cash	284
Cash collateral due from broker	14,212,449
Foreign currencies, at value (cost $392,639)	391,682
Market value of credit default swaps (net premiums paid $123,585)	1,831,883
Unaffiliated interest receivable	1,528,221
Unrealized appreciation on total return swaps	1,208,325
Receivable for investment securities sold	1,010,101
Receivable for newly entered credit default swaps	666,110
Unrealized appreciation on forward currency exchange contracts	363,835
Receivable for terminated total return swaps	331,488
Receivable for variation margin on centrally cleared swaps	261,580
Receivable for capital stock sold	218,261
Receivable for variation margin on futures	154,380
Affiliated dividends receivable	10,178

Total assets	231,395,857

Liabilities
Swaptions written, at value (premiums received $761,004)	819,098
Options written, at value (premiums received $30,009)	8,871
Payable for investment securities purchased	4,446,678
Market value of credit default swaps (net premiums received $182,589)	3,533,257
Cash collateral received from broker	2,752,000
Unrealized depreciation on forward currency exchange contracts	1,880,123
Unrealized depreciation on total return swaps	1,110,354
Payable for newly entered credit default swaps	625,035
Payable for capital stock redeemed	339,143
Dividends payable	49,800
Advisory fee payable	40,895
Administrative fee payable	27,514
Unrealized depreciation on variance swaps	21,588
Distribution fee payable	9,557
Transfer Agent fee payable	6,564
Directors’ fee payable	2,415
Payable for variation margin on centrally cleared swaps	2,368
Payable for terminated total return swaps	109
Accrued expenses and other liabilities	210,573

Total liabilities	15,885,942

Net Assets	$215,509,915

Composition of Net Assets
Capital stock, at par	$25,953
Additional paid-in capital	232,942,482
Accumulated loss	(17,458,520)

$215,509,915

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$18,162,722	2,183,796	$8.32	*

B	$97,092	11,654	$8.33

C	$6,388,117	767,831	$8.32

Advisor	$177,739,101	21,406,041	$8.30

R	$833,614	99,706	$8.36

K	$297,479	35,555	$8.37

I	$56,461	6,807	$8.29

Z	$11,935,329	1,441,617	$8.28

*	The maximum offering price per share for Class A shares was $8.69, which reflects a sales charge of 4.25%

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 67

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,757)	$4,604,302
Dividends
Unaffiliated issuers	85,654
Affiliated issuers	80,210	$4,770,166

Expenses
Advisory fee (see Note B)	566,002
Transfer agency—Class A	7,310
Transfer agency—Class B	45
Transfer agency—Class C	2,631
Transfer agency—Advisor Class	65,588
Transfer agency—Class R	1,066
Transfer agency—Class K	285
Transfer agency—Class I	64
Transfer agency—Class Z	1,260
Distribution fee—Class A	25,628
Distribution fee—Class B	502
Distribution fee—Class C	36,185
Distribution fee—Class R	2,050
Distribution fee—Class K	357
Custodian	94,039
Audit and tax	66,777
Registration fees	63,847
Administrative	47,281
Printing	25,877
Legal	20,338
Directors’ fees	12,119
Miscellaneous	47,117

Total expenses	1,086,368
Less: expenses waived and reimbursed by the Adviser (see Note B)	(287,477)

Net expenses		798,891

Net investment income		3,971,275

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(3,598,871	)(a)
Forward currency exchange contracts	791,632
Futures	(968,458)
Options written	604,967
Swaps	(4,705,655)
Swaptions written	1,203,001
Foreign currency transactions	(2,320,974)
Net change in unrealized appreciation/depreciation on:
Investments	5,369,641	(b)
Forward currency exchange contracts	(147,371)
Futures	(4,870,028)
Options written	56,717
Swaps	3,250,858
Swaptions written	133,638
Foreign currency denominated assets and liabilities	(5,823)

Net loss on investment and foreign currency transactions	(5,206,726)

Net Decrease in Net Assets from Operations	$(1,235,451)

(a)	Includes foreign capital gains taxes of $1,090.

(b)	Net of increase in accrued foreign capital gains of $95.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 69

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,971,275		$8,967,981
Net realized loss on investment and foreign currency transactions	(8,994,358)		(7,070,880)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,787,632		(4,350,900)
Contributions from Affiliates (see Note B)	– 0	–	304

Net decrease in net assets from operations	(1,235,451)		(2,453,495)
Distributions to Shareholders
Class A	(249,934)		(521,975)
Class B	(861)		(1,182)
Class C	(60,371)		(112,252)
Advisor Class	(2,504,002)		(3,998,853)
Class R	(8,355)		(14,449)
Class K	(3,392)		(4,322)
Class I	(733)		(670,193)
Class Z	(178,038)		(284,923)
Return of capital
Class A	– 0	–	(37,147)
Class B	– 0	–	(84)
Class C	– 0	–	(7,989)
Advisor Class	– 0	–	(284,580)
Class R	– 0	–	(1,028)
Class K	– 0	–	(308)
Class I	– 0	–	(47,695)
Class Z	– 0	–	(20,277)
Capital Stock Transactions
Net decrease	(43,954,553)		(34,571,341)

Total decrease	(48,195,690)		(43,032,093)
Net Assets
Beginning of period	263,705,605		306,737,698

End of period	$215,509,915		$263,705,605

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of

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NOTES TO FINANCIAL STATEMENTS (continued)

these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$52,134,546		$	– 0	–	$52,134,546
Corporates – Non-Investment Grade		– 0	–	48,387,054			444,913	#	48,831,967
Corporates – Investment Grade		– 0	–	25,886,038			251,776		26,137,814
Collateralized Mortgage Obligations		– 0	–	21,989,906			– 0	–	21,989,906
Inflation-Linked Securities		– 0	–	18,320,893			– 0	–	18,320,893
Investment Companies		3,277,976		– 0	–		– 0	–	3,277,976
Governments – Sovereign Bonds		– 0	–	2,731,510			– 0	–	2,731,510
Emerging Markets – Sovereigns		– 0	–	2,377,156			– 0	–	2,377,156

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$1,959,165		$26,800		$1,985,965
Asset-Backed Securities		– 0	–	398,363		1,239,574		1,637,937
Bank Loans		– 0	–	1,012,524		409,063	#	1,421,587
Commercial Mortgage – Backed Securities		– 0	–	599,617		802,057		1,401,674
Options Purchased – Calls		– 0	–	1,081,798		– 0	–	1,081,798
Common Stocks		272,748		562,217		212,899	#	1,047,864
Emerging Markets – Treasuries		– 0	–	600,977		– 0	–	600,977
Options Purchased – Puts		– 0	–	584,402		– 0	–	584,402
Local Governments – US Municipal Bonds		– 0	–	121,285		– 0	–	121,285
Warrants		15,268		– 0	–	– 0	–	15,268
Short-Term Investments:
Investment Companies		15,235,376		– 0	–	– 0	–	15,235,376
U.S. Treasury Bills		– 0	–	7,968,492		– 0	–	7,968,492
Time Deposits		– 0	–	302,687		– 0	–	302,687

Total Investments in Securities		18,801,368		187,018,630		3,387,082		209,207,080
Other Financial Instruments*:
Assets
Futures		1,876,964		56,713		– 0	–	1,933,677	†
Forward Currency Exchange Contracts		– 0	–	363,835		– 0	–	363,835
Centrally Cleared Credit Default Swaps		– 0	–	8,038,259		– 0	–	8,038,259	†
Centrally Cleared Interest Rate Swaps		– 0	–	9,920,659		– 0	–	9,920,659	†
Credit Default Swaps		– 0	–	1,831,883		– 0	–	1,831,883
Total Return Swaps		– 0	–	1,208,325		– 0	–	1,208,325
Liabilities
Futures		(4,258,148)		– 0	–	– 0	–	(4,258,148	)†
Forward Currency Exchange Contracts		– 0	–	(1,880,123)		– 0	–	(1,880,123)
Currency Options Written		– 0	–	(8,871)		– 0	–	(8,871)
Interest Rate Swaptions Written		– 0	–	(819,098)		– 0	–	(819,098)
Centrally Cleared Credit Default Swaps		– 0	–	(14,263,870)		– 0	–	(14,263,870	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(6,416,033)		– 0	–	(6,416,033	)†
Credit Default Swaps		– 0	–	(3,533,257)		– 0	–	(3,533,257)
Total Return Swaps		– 0	–	(1,110,354)		– 0	–	(1,110,354)
Variance Swaps		– 0	–	(21,588)		– 0	–	(21,588)

Total		$16,420,184		$180,385,110		$3,387,082		$200,192,376

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade		Emerging Markets - Corporate Bonds		Asset- Backed Securities
Balance as of 10/31/18	$291,716		$ – 0	–	$49,007		$1,649,280
Accrued discounts/ (premiums)	9,331		60		– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(85,256)		4,574		(22,207)		(408,926)
Purchases	48,812		247,142		– 0	–	– 0	–
Sales/Paydowns	– 0	–	– 0	–	– 0	–	(780)
Transfers into Level 3	180,310		– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 4/30/19	$444,913		$251,776		$26,800		$1,239,574

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$(85,256)		$4,574		$(22,207)		$(408,926)

	Bank Loans#		Commercial Mortgage- Backed Securities		Common Stocks#		Total
Balance as of 10/31/18	$238,252		$758,415		$189,811		$3,176,481
Accrued discounts/ (premiums)	1,812		1,184		– 0	–	12,387
Realized gain (loss)	1,581		– 0	–	– 0	–	1,581
Change in unrealized appreciation/depreciation	(2,234)		42,458		(125,887)		(597,478)
Purchases	137,356		– 0	–	148,975		582,285
Sales/Paydowns	(2,683)		– 0	–	– 0	–	(3,463)
Transfers into Level 3	109,861		– 0	–	– 0	–	290,171
Transfers out of Level 3	(74,882)		– 0	–	– 0	–	(74,882)

Balance as of 4/30/19	$409,063		$802,057		$212,899		$3,387,082	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19**	$(2,234)		$42,458		$(125,887)		$(597,478)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2019. Securities priced by (i) third party vendors or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/19	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$111,787	Market Approach	EBITDA* Projection	$117.0mm / N/A
			EBITDA* Multiples	5.1X-7.1X / 6.1X

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in EBITDA Projections and EBITDA Multiples in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a prorate basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of April 30, 2019, the Fund did not hold repurchase agreements.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended April 30, 2019, such reimbursements/waivers amounted to $283,866. This fee waiver and/or expense reimbursement agreement extends through January 31, 2020 and then may be extended by the Adviser for additional one-year terms.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

For the year ended October 31, 2018 the Adviser reimbursed the Fund $304 for an overdraft incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $47,281.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,502 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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charges of $316 from the sale of Class A shares and received $0, $0 and $116 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $3,611.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$7,220	$142,600	$134,585	$15,235	$80

Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $47,636, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no

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distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $7,800,625, $1,773,532, $46,411 and $13,402 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$28,325,147	$43,701,181
U.S. government securities	31,595,676	24,725,488

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$21,541,747
Gross unrealized depreciation	(25,281,855)

Net unrealized depreciation	$(3,740,108)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

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unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held written options for hedging and non-hedging purposes.

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During the six months ended April 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a

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component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of six months ended April 30, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $41,853,585.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the

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referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

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During the six months ended April 30, 2019, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$9,917,463	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,429,512	*

Interest rate contracts	Receivable/Payable for variation margin on futures	1,570,364	*	Receivable/Payable for variation margin on futures	3,744,121	*

Interest rate contracts	Investments in securities, at value	1,614,076

Interest rate contracts				Swaptions written, at value	819,098

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts				Unrealized depreciation on total return swaps	$1,110,354

Foreign currency contracts				Unrealized depreciation on variance swaps	21,588

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$363,835		Unrealized depreciation on forward currency exchange contracts	1,880,123

Foreign currency contracts	Investments in securities, at value	52,124

Foreign currency contracts				Options written, at value	8,871

Credit contracts	Market value of credit default swaps	1,831,883		Market value of credit default swaps	3,533,257

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,768,645	*	Receivable/Payable for variation on centrally cleared swaps	3,052,925	*

Equity contracts	Unrealized appreciation on total return swaps	1,208,325

Equity contracts	Receivable/Payable for variation margin on futures	363,313	*	Receivable/Payable for variation margin on futures	514,027	*

Total		$18,690,028			$21,113,876

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(1,988,333)		$3,963,323

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(2,150,643)		(3,240,197)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(1,514,786)		184,876

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	1,185,990		133,638

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	– 0	–	(16,817)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	791,632		(147,371)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	270,358		– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(273,844)		$(40,882)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	204,146		(21,541)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	1,674		– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(2,987,680)		(948,863)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	17,011		– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	– 0	–	253,215

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	1,182,185		(1,629,831)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(57,747)		(191,741)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$400,821	$78,258

Total		$(4,919,216)	$(1,623,933)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts.	$431,755,457
Average notional amount of sale contracts	$284,949,578

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$1,102,893,159

Credit Default Swaps:
Average notional amount of buy contracts.	$361,044,402
Average notional amount of sale contracts	$143,475,440

Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$62,847,165
Average principal amount of sale contracts	$78,081,073

Futures:
Average notional amount of buy contracts.	$418,134,509
Average notional amount of sale contracts	$838,109,090

Interest Rate Swaps:
Average notional amount	$1,600,000	(a)

Total Return Swaps:
Average notional amount	$49,418,731

Variance Swaps:
Average notional amount	$83,054

Options Written:
Average notional amount	$9,321,745

Purchased Options:
Average notional amount.	$11,401,315

Purchased Swaptions:
Average notional amount	$203,171,362

Swaptions Written:
Average notional amount	$209,299,142

(a)	Positions were open for less than one month during the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia & New Zealand Bank Group Ltd.	$206	$	– 0	–	$	– 0	–	$	– 0	–	$206
Bank of America, NA	487,988	(7,599)	(450,000)	– 0	–	30,389
Barclays Bank PLC	1,349,034	(667,050)	(650,000)	– 0	–	31,984
BNP Paribas SA	6,454	(6,454)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	20,131	(20,131)	– 0	–	– 0	–	– 0	–
Citibank, NA	1,398,754	(76,454)	(1,110,000)	– 0	–	212,300
Credit Suisse International	45,322	(45,322)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	482,061	(482,061)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	20,479	(20,479)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	589,221	(20,165)	(542,000)	– 0	–	27,056
Morgan Stanley Capital Services LLC	566,023	(566,023)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	72,768	(49,067)	– 0	–	– 0	–	23,701
Standard Chartered Bank	5,542	(5,542)	– 0	–	– 0	–	– 0	–
UBS AG	26,260	(34)	– 0	–	– 0	–	26,226

Total	$5,070,243	$(1,966,381)	$(2,752,000)	$	– 0	–	$351,862	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$7,599	$(7,599)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	667,050	(667,050)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	23,691	(6,454)	– 0	–	– 0	–	17,237
Brown Brothers Harriman & Co.	50,712	(20,131)	– 0	–	– 0	–	30,581
Citibank, NA	76,454	(76,454)	– 0	–	– 0	–	– 0	–
Credit Suisse International	1,025,738	(45,322)	– 0	–	(980,416)	– 0	–
Deutsche Bank AG	1,598,870	– 0	–	– 0	–	(1,598,870)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,925,932	(482,061)	– 0	–	(2,304,099)	139,772
HSBC Bank USA	35,507	(20,479)	– 0	–	– 0	–	15,028
JPMorgan Chase Bank, NA	20,165	(20,165)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	824,545	(566,023)	– 0	–	(258,522)	– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	49,067	(49,067)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	67,927	(5,542)	– 0	–	– 0	–	62,385
UBS AG	34	(34)	– 0	–	– 0	–	– 0	–

Total	$7,373,291	$(1,966,381)	$	– 0	–	$(5,141,907)	$265,003	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the

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NOTES TO FINANCIAL STATEMENTS (continued)

time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2019, the Fund had no unfunded loan commitments outstanding.

As of six months ended April 30, 2019, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2019, the Fund received no commitment fees or additional funding fees.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	74,967	761,128	$623,070	$6,551,664

Shares issued in reinvestment of dividends	22,105	49,313	183,720	421,839

Shares converted from Class B	727	2,111	6,078	18,227

Shares converted from Class C	20,018	53,730	165,854	460,981

Shares redeemed	(707,101)	(2,253,720)	(5,861,852)	(19,260,412)

Net decrease	(589,284)	(1,387,438)	$(4,883,130)	$(11,807,701)

Class B
Shares sold	44	472	$371	$4,047

Shares issued in reinvestment of dividends	103	140	858	1,200

Shares converted to Class A	(726)	(2,108)	(6,078)	(18,226)

Shares redeemed	(1,310)	(2,337)	(10,928)	(20,181)

Net decrease	(1,889)	(3,833)	$(15,777)	$(33,160)

Class C
Shares sold	218	61,492	$1,819	$529,860

Shares issued in reinvestment of dividends	5,564	10,734	46,231	91,851

Shares converted to Class A	(20,018)	(53,699)	(165,854)	(460,981)

Shares redeemed	(301,562)	(535,902)	(2,517,627)	(4,576,566)

Net decrease	(315,798)	(517,375)	$(2,635,431)	$(4,415,836)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Advisor Class
Shares sold	2,739,998	10,962,843	$22,784,029	$93,753,202

Shares issued in reinvestment of dividends	228,191	384,284	1,892,302	3,277,680

Shares redeemed	(6,306,846)	(9,170,594)	(52,393,236)	(78,324,544)

Net increase (decrease)	(3,338,657)	2,176,533	$(27,716,905)	$18,706,338

Class R
Shares sold	16,159	37,319	$135,630	$321,289

Shares issued in reinvestment of dividends	1,001	1,794	8,354	15,395

Shares redeemed	(27,778)	(86,967)	(234,729)	(747,865)

Net decrease	(10,618)	(47,854)	$(90,745)	$(411,181)

Class K
Shares sold	1,722	6,347	$14,361	$54,926

Shares issued in reinvestment of dividends	406	538	3,392	4,622

Shares redeemed	(68)	(1,765)	(570)	(15,252)

Net increase	2,060	5,120	$17,183	$44,296

Class I
Shares sold	927	129,583	$7,666	$1,123,301

Shares issued in reinvestment of dividends	89	84,075	733	717,888

Shares redeemed	(900,978)	(4,839,492)	(7,577,116)	(40,924,019)

Net decrease	(899,962)	(4,625,834)	$(7,568,717)	$(39,082,830)

Class Z
Shares sold	114,271	1,266,177	$947,557	$10,815,060

Shares issued in reinvestment of dividends	21,530	35,867	178,037	305,199

Shares redeemed	(266,377)	(1,028,128)	(2,186,625)	(8,691,526)

Net increase (decrease)	(130,576)	273,916	$(1,061,031)	$2,428,733

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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NOTES TO FINANCIAL STATEMENTS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,608,150	$9,608,752

Total taxable distributions paid	5,608,150	9,608,752
Return of capital	399,107	398,666

Total distributions paid	$6,007,257	$10,007,418

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,674,945	)(a)
Unrealized appreciation/(depreciation)	(8,869,967	)(b)

Total accumulated earnings/(deficit)	$(12,544,912	)(c)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $3,489,876. The Fund also had $1,053,051 of capital loss carryforwards expire during the fiscal year. As of October 31, 2018, the cumulative deferred loss on straddles was $185,069.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/(losses) on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, and the tax treatment of swaps.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2018, the Fund had a net capital loss carryforward of $3,489,876 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,313,588	n/a	2019
– 0 –	$2,176,288	No expiration

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.45	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.13	.20	.22	.24	.22	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(.29)	.14	.06	(.19)	(.06)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(.09)	.36	.31	.04	.10

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.14)	(.28)	(.16)	(.24)	(.11)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.15)	(.29)	(.16)	(.24)	(.11)

Net asset value, end of period	$ 8.32	$ 8.45	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Total Return

Total investment return based on net asset value(d)†*	(0.31)%	(1.01)%	4.24	%^	3.74	%^	0.49%	1.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,163	$23,445	$36,136	$41,061	$50,031	$62,396

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.90	%(g)	.89%	.92%	.91%	.90%	.90%

Expenses, before waivers/reimbursements(e)(f)+	1.15	%(g)	1.07%	1.08%	1.07%	1.06%	1.06%

Net investment income(b)	3.26	%(g)	2.35%	2.57%	2.80%	2.51%	1.81%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.47	$ 8.70	$ 8.62	$ 8.48	$ 8.68	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.11	.16	.16	.15	.15	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.30)	.14	.08	(.18)	(.05)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	(.14)	.30	.24	(.02)	.05

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.08)	(.21)	(.10)	(.18)	(.05)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.09)	(.22)	(.10)	(.18)	(.05)

Net asset value, end of period	$ 8.33	$ 8.47	$ 8.70	$ 8.62	$ 8.48	$ 8.68

Total Return

Total investment return based on net asset value(d)†*	(0.80)%	(1.65)%	3.52%	2.85%	(0.23)%	0.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$97	$115	$151	$232	$442	$828

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.65	%(g)	1.64%	1.66%	1.65%	1.60%	1.60%

Expenses, before waivers/reimbursements(e)(f)+	1.92	%(g)	1.84%	1.86%	1.81%	1.76%	1.77%

Net investment income(b)	2.55	%(g)	1.87%	1.82%	1.82%	1.71%	1.11%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.46	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.10	.14	.16	.18	.17	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.28)	.13	.06	(.19)	(.06)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	(.14)	.29	.25	(.01)	.04

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.08)	(.21)	(.10)	(.19)	(.05)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.09)	(.22)	(.10)	(.19)	(.05)

Net asset value, end of period	$ 8.32	$ 8.46	$ 8.69	$ 8.62	$ 8.47	$ 8.67

Total Return

Total investment return based on net asset value(d)†*	(0.81)%	(1.64)%	3.43	%^	2.98%	(0.19)%	0.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,388	$9,164	$13,908	$21,247	$26,119	$20,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.65	%(g)	1.64%	1.66%	1.65%	1.60%	1.60%

Expenses, before waivers/reimbursements(e)(f)+	1.91	%(g)	1.82%	1.83%	1.81%	1.77%	1.77%

Net investment income(b)	2.50	%(g)	1.68%	1.85%	2.08%	1.95%	1.14%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.44	$ 8.67	$ 8.61	$ 8.46	$ 8.66	$ 8.67

Income From Investment Operations

Net investment income(a)(b)	.15	.27	.24	.25	.25	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.33)	.13	.07	(.19)	(.07)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(.06)	.37	.33	.07	.12

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.16)	(.30)	(.18)	(.27)	(.13)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.17)	(.31)	(.18)	(.27)	(.13)

Net asset value, end of period	$ 8.30	$ 8.44	$ 8.67	$ 8.61	$ 8.46	$ 8.66

Total Return

Total investment return based on net asset value(d)†*	(0.30)%	(0.64)%	4.39	%^	4.02	%^	0.80%	1.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,739	$208,884	$195,764	$162,255	$220,195	$248,510

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65	%(g)	.64%	.67%	.65%	.60%	.60%

Expenses, before waivers/reimbursements(e)(f)+	.90	%(g)	.82%	.83%	.81%	.76%	.77%

Net investment income(b)	3.58	%(g)	3.20%	2.79%	3.02%	2.89%	2.14%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.49	$ 8.71	$ 8.62	$ 8.46	$ 8.65	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.13	.19	.20	.21	.21	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.29)	.14	.07	(.20)	(.06)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.04)	(.10)	.34	.29	.02	.08

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.11)	(.24)	(.13)	(.21)	(.08)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.12)	(.25)	(.13)	(.21)	(.08)

Net asset value, end of period	$ 8.36	$ 8.49	$ 8.71	$ 8.62	$ 8.46	$ 8.65

Total Return

Total investment return based on net asset value(d)†*	(0.52)%	(1.21)%	4.02%	3.43	%^	0.35%	0.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$834	$937	$1,378	$911	$1,126	$801

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	1.15	%(g)	1.14%	1.16%	1.15%	1.10%	1.10%

Expenses, before waivers/reimbursements(e)(f)+	1.59	%(g)	1.51%	1.52%	1.48%	1.46%	1.46%

Net investment income(b)	3.03	%(g)	2.26%	2.33%	2.53%	2.48%	1.66%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.50	$ 8.72	$ 8.64	$ 8.49	$ 8.68	$ 8.68

Income From Investment Operations

Net investment income(a)(b)	.14	.24	.22	.25	.22	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.32)	.14	.04	(.18)	(.05)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(.08)	.36	.30	.05	.11

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.13)	(.27)	(.15)	(.24)	(.11)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.14)	(.28)	(.15)	(.24)	(.11)

Net asset value, end of period	$ 8.37	$ 8.50	$ 8.72	$ 8.64	$ 8.49	$ 8.68

Total Return

Total investment return based on net asset value(d)†*	(0.36)%	(0.89)%	4.23%	3.63%	0.55%	1.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297	$285	$248	$221	$181	$245

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.90	%(g)	.89%	.92%	.90%	.85%	.85%

Expenses, before waivers/reimbursements(e)(f)+	1.28	%(g)	1.20%	1.20%	1.17%	1.12%	1.14%

Net investment income(b)	3.31	%(g)	2.80%	2.54%	2.94%	2.55%	1.87%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.43	$ 8.66	$ 8.60	$ 8.45	$ 8.65	$ 8.66

Income From Investment Operations

Net investment income(a)(b)	.03	.20	.25	.27	.25	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	(.25)	.12	.06	(.19)	(.06)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01	– 0	–

Net increase (decrease) in net asset value from operations	(.03)	(.05)	.37	.34	.07	.12

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.17)	(.30)	(.19)	(.27)	(.13)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.18)	(.31)	(.19)	(.27)	(.13)

Net asset value, end of period	$ 8.29	$ 8.43	$ 8.66	$ 8.60	$ 8.45	$ 8.65

Total Return

Total investment return based on net asset value(d)†*	(0.26)%	(0.59	)%^	4.44	%^	4.07	%^	0.78%	1.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56	$7,640	$47,915	$45,629	$44,242	$39,782

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65	%(g)	.64%	.67%	.65%	.60%	.60%

Expenses, before waivers/reimbursements(e)(f)+	.79	%(g)	.76%	.80%	.77%	.78%	.74%

Net investment income(b)	.82	%(g)	2.32%	2.84%	3.17%	2.93%	2.10%

Portfolio turnover rate	33%	67%	66%	137%	149%	161%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	November 5, 2014(h) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 8.42	$ 8.66	$ 8.59	$ 8.45	$ 8.65

Income From Investment Operations

Net investment income(a)(b)	.15	.26	.25	.28	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.32)	.13	.04	(.25)

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.01	.01

Net increase (decrease) in net asset value from operations	(.02)	(.06)	.38	.33	.07

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.17)	(.30)	(.19)	(.27)

Return of capital	– 0	–	(.01)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.18)	(.31)	(.19)	(.27)

Net asset value, end of period	$ 8.28	$ 8.42	$ 8.66	$ 8.59	$ 8.45

Total Return

Total investment return based on net asset value(d)†*	(0.28)%	(0.70)%	4.57%	3.94%	0.85%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,935	$13,237	$11,238	$9,587	$2,031

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)+	.65	%(g)	.64%	.67%	.65%	.60	%(g)

Expenses, before waivers/reimbursements(e)(f)+	.86	%(g)	.78%	.80%	.78%	.80	%(g)

Net investment income(b)	3.65	%(g)	3.10%	2.86%	3.31%	3.68	%(g)

Portfolio turnover rate	33%	67%	66%	137%	149%

+ Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.01%	.02%	.01%	.00%

See footnote summary on pages 114-115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate share of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2019, and the years ended October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to less than 0.005% (annualized), 0.01%, 0.02% and 0.01%, respectively.

(f)	The expense ratios presented below exclude non-operating expense:

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.90	%(g)	.89%	.88%	.89%	.90%	.90%
Before waivers/reimbursements	1.15	%(g)	1.07%	1.04%	1.05%	1.06%	1.06%
Class B
Net of waivers/reimbursements	1.65	%(g)	1.64%	1.63%	1.63%	1.60%	1.60%
Before waivers/reimbursements	1.92	%(g)	1.84%	1.83%	1.78%	1.76%	1.77%
Class C
Net of waivers/reimbursements	1.65	%(g)	1.64%	1.63%	1.63%	1.60%	1.60%
Before waivers/reimbursements	1.91	%(g)	1.82%	1.80%	1.79%	1.77%	1.77%
Advisor Class
Net of waivers/reimbursements	.65	%(g)	.64%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.90	%(g)	.82%	.79%	.78%	.76%	.77%
Class R
Net of waivers/reimbursements	1.15	%(g)	1.14%	1.13%	1.13%	1.10%	1.10%
Before waivers/reimbursements	1.59	%(g)	1.51%	1.49%	1.46%	1.46%	1.46%
Class K
Net of waivers/reimbursements	.90	%(g)	.89%	.88%	.88%	.85%	.85%
Before waivers/reimbursements	1.28	%(g)	1.20%	1.16%	1.15%	1.12%	1.14%
Class I
Net of waivers/reimbursements	.65	%(g)	.64%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.79	%(g)	.76%	.76%	.75%	.78%	.74%

	Six Months Ended April 30, 2019 (unaudited)					November 4, 2014(h) to October 31, 2015
			2018	2017	2016

Class Z
Net of waivers/reimbursements	.65	%(g)	.64%	.63%	.63%	.60	%(g)
Before waivers/reimbursements	.86	%(g)	.78%	.76%	.76%	.80	%(g)

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(g)	Annualized.

(h)	Commencement of distribution.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2017 and October 31, 2016, by 0.05% and 0.01%, respectively.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 115

RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Unconstrained Bond Fund, Inc. (the “Company”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	22,922,508	163,090
William H. Foulk, Jr.*	22,927,921	157,678
Nancy P. Jacklin	22,898,102	187,496
Robert M. Keith	22,927,921	157,678
Carol C. McMullen	22,898,112	187,487
Gary L. Moody	22,927,921	157,678
Marshall C. Turner, Jr.	22,922,508	163,090
Earl D. Weiner	22,927,921	157,678

2.	To vote upon the approval of new advisory agreements for the Company with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
17,891,906	61,659	438,154	4,693,880

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Dimitri Silva(2), Vice President John Taylor(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DiMaggio, Distenfeld, Peebles, Silva and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB UNCONSTRAINED BOND FUND | 117

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Unconstrained Bond Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

118 | AB UNCONSTRAINED BOND FUND	abfunds.com

certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations;

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(iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning

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certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

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Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

UB-0152-0419

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2019